ICON Leasing Fund Eleven, LLC

First Quarter Portfolio Overview

2013

ICON Leasing Fund Eleven, LLC

Table of Contents

Introduction to Portfolio Overview	1

Investment During the Quarter	1

Investments Following the Quarter	1

Disposition During the Quarter	2

Portfolio Overview	2

Revolving Line of Credit	3

Perfomance Analysis	4

Transactions with Related Parties	4

Financial Statements	6

Forward Looking Statements	10

Additional Information	10

ICON Leasing Fund Eleven, LLC

 As of July 25, 2013

Introduction to Portfolio Overview

We are pleased to present ICON Leasing Fund Eleven, LLC’s (the “Fund”) Portfolio Overview for the quarter ended March 31, 2013. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund raised $365,198,690 commencing with our initial offering on April 21, 2005 through the closing of the offering on April 21, 2007.  Our operating period commenced in May 2007.  On March 26, 2012, our operating period was extended for three years with the intention of having a very limited liquidation period thereafter, if any. During our operating period, we will continue to seek to finance equipment subject to lease or to structure financings secured primarily by equipment.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investment During the Quarter

The Fund made the following investment during the quarter ended March 31, 2013:

NTS, Inc.
Investment Date:	03/28/2013	Collateral:	Telecommunications equipment valued at $41,000,000.
Structure:	Loan
Expiration Date:	07/01/2017
Facility Amount:	$1,700,000
Equity Invested:	$935,000

Investments Following the Quarter

The Fund made the following investments after the quarter ended March 31, 2013:

Jurong Aromatics Corporation Pte. Ltd.
Investment Date:	05/15/2013	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore valued at $2,260,000,000.
Structure:	Loan
Expiration Date:	01/16/2021
Facility Amount:	$27,500,000
Equity Invested:	$11,100,000

ICON Leasing Fund Eleven, LLC

Investment Following the Quarter (continued)

NTS, Inc.
Investment Date:	06/27/2013	Collateral:	Telecommunications equipment valued at $41,000,000.
Structure:	Loan
Expiration Date:	07/01/2017
Facility Amount:	$4,300,000
Equity Invested:	$2,365,000

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended March 31, 2013:

Teal Jones Group
Structure:	Lease & Loan	Collateral:	Lumber processing equipment, plant, and machinery.
Disposition Date:	03/08/2013
Equity Invested:	$35,442,000*
Total Proceeds Received:	$59,593,000**

* Approximate amount.
** Approximate amount through life of the investment.

Portfolio Overview

As of March 31, 2013, our portfolio consisted of the following investments:

Pliant Corporation
Structure:	Lease	Collateral:	Plastic films and flexible packaging manufacturing equipment.
Expiration Date:	09/30/2013

Heuliez SA
Structure:	Lease	Collateral:	Auto parts manufacturing equipment.
Expiration Date:	12/31/2014

ICON Leasing Fund Eleven, LLC

Portfolio Overview (continued)

ZIM Integrated Shipping Services, Ltd.
Structure: Expiration Date:	Loan 09/30/2014	Collateral:	The original collateral, consisting of four containership vessels, was sold during the period of November 2010 through March 2011. ZIM’s remaining payment obligations continue until September 2014.

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Expiration Date:	11/28/2016

NTS, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Expiration Date:	07/01/2017

Revolving Line of Credit

On May 10, 2011, the Fund entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $5,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien by third parties.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility has been extended through March 31, 2015. The interest rate on general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the current London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At March 31, 2013, there were no obligations outstanding under the Facility.

ICON Leasing Fund Eleven, LLC

Performance Analysis

Capital Invested As of March 31, 2013	$437,316,478
Leverage Ratio	0.02:1*
% of Receivables Collected in the Quarter Ended March 31, 2013	100%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of July 8, 2013.

Transactions with Related Parties

We entered into certain agreements with our Manager and with ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Manager, whereby we pay certain fees and reimbursements to those parties. Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% on capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000 and 1.5% of capital raised over $100,000,000.  ICON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

In accordance with the terms of our amended and restated limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments.  For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus. In addition, our Manager is reimbursed for administrative expenses incurred in connection with our operations. In connection with the investments made for the period January 1, 2013 through the date of this report, our Manager suspended the collection of acquisition fees of approximately $987,000.

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses.

Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.  These costs include our Manager’s and its affiliates’ legal, accounting, investor relations and operations personnel, as well as professional fees and other costs that are charged to us based upon the percentage of time such personnel dedicate to us.  Excluded are salaries and related costs, office rent, travel expenses, and other administrative costs incurred by individuals with a controlling interest in our Manager.

Although our Manager continues to provide the services described above, for the three months ended March 31, 2013 and 2012, our Manager suspended the collection of management fees in the amounts of approximately $647,000 and $201,923, respectively.

ICON Leasing Fund Eleven, LLC

Transactions with Related Parties (Continued)

During the quarter ended March 31, 2013, our Manager suspended the collection of administrative expense reimbursements of approximately $197,000.

Our Manager also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid  distributions to our Manager of $0 and $36,633 during the three months ended March 31, 2013 and 2012, respectively. Additionally, our Manager’s interest in our net income was $5,040 and $1,525 for the three months ended March 31, 2013 and 2012, respectively.

Fees and other expenses paid or accrued by us to our Manager or its affiliates were as follows:

			Three Months Ended March 31,
Entity	Capacity	Description	2013	2012
ICON Capital, LLC	Manager	Administrative expense reimbursements (1)	-	183,094
			$-	$183,094

(1) Amount charged directly to operations.

At March 31, 2013 and December 31, 2012, we had a net receivable of approximately $11,000 and $12,000, respectively, with our Manager and its affiliates primarily relating to certain proceeds collected by our Manager on our behalf.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Eleven, LLC

Financial Statements                                                                                                 (A Delaware Limited Liability Company)
Consolidated Balance Sheets

	March 31,	December 31,
	2013	2012
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$31,467,854	$6,963,672
Current portion of net investment in notes receivable	7,298,392	6,492,866
Current portion of net investment in finance leases	1,191,871	5,370,040
Current portion of net investment in mortgage note receivable	-	17,047,922
Asset held for sale, net	117,145	117,145
Other current assets	11,276	88,731
Deferred tax asset, net	-	1,415,947
Income tax receivable	1,525,563	-
Total current assets	41,612,101	37,496,323
Non-current assets:
Net investment in notes receivable, less current portion	10,712,649	12,028,654
Net investment in finance leases, less current portion	2,695,397	3,912,653
Leased equipment at cost (less accumulated depreciation of
$7,571,588 and $7,173,316, respectively)	5,400,243	5,798,515
Investment in joint ventures	141,084	141,496
Other non-current assets	100,806	83,096
Total non-current assets	19,050,179	21,964,414

Total assets	$60,662,280	$59,460,737

Liabilities and Equity

Current liabilities:
Accrued expenses and other liabilities	$1,446,512	$1,032,370
Total liabilities	1,446,512	1,032,370

Commitments and contingencies

Equity:
Members’ equity:
Additional members	59,638,454	59,139,513
Manager	(2,625,555)	(2,630,595)
Accumulated other comprehensive income (loss)	50,620	(422,976)
Total members' equity	57,063,519	56,085,942
Noncontrolling interests	2,152,249	2,342,425
Total equity	59,215,768	58,428,367

Total liabilities and equity	$60,662,280	$59,460,737

ICON Leasing Fund Eleven, LLC

Financial Statements                                                                                                       (A Delaware Limited Liability Company)
Consolidated Statements of Comprehensive Income (unaudited)

	Three Months Ended
	March 31,
	2013	2012
Revenue and other income:
Finance income	$1,379,738	$1,717,115
Rental income	743,231	2,004,965
(Loss) income from investment in joint ventures	(412)	155,867
Total revenue and other income	2,122,557	3,877,947
Expenses:
Administrative expense reimbursements	-	183,094
General and administrative	434,772	521,388
Vessel operating expense	-	212,022
Depreciation	398,272	1,723,713
Impairment loss	-	697,715
Interest	169,945	225,336
Gain on derivative financial instruments	(29,926)	(47,405)
Loss on disposition of assets of foreign investment	610,732	-
Total expenses	1,583,795	3,515,863
Income before income taxes	538,762	362,084
Income tax benefit (expense)	109,616	(62,348)
Net income	648,378	299,736
Less: net income attributable to noncontrolling interests	144,397	147,214
Net income attributable to Fund Eleven	503,981	152,522

Other comprehensive income:
Change in fair value of derivative financial instruments	-	120,246
Currency translation adjustments	(137,136)	185,166
Total other comprehensive income	(137,136)	305,412
Comprehensive income	511,242	605,148
Less: comprehensive income attributable to noncontrolling interests	144,397	147,214
Comprehensive income attributable to Fund Eleven	$366,845	$457,934

Net income attributable to Fund Eleven allocable to:
Additional members	$498,941	$150,997
Manager	5,040	1,525
	$503,981	$152,522

Weighted average number of additional shares of
limited liability company interests outstanding	362,656	362,656
Net income attributable to Fund Eleven per weighted average
additional share of limited liability company interests outstanding	$1.38	$0.42

ICON Leasing Fund Eleven, LLC

Financial Statements                                                                                                 (A Delaware Limited Liability Company)
Consolidated Statements of Changes in Equity

	Members' Equity
	Additional Shares of Limited Liability Company Interests			Accumulated
				Other	Total
		Additional		Comprehensive	Members'	Noncontrolling	Total
		Members	Manager	Income (Loss)	Equity	Interests	Equity
Balance, December 31, 2012	362,656	$59,139,513	$(2,630,595)	$(422,976)	$56,085,942	$2,342,425	$58,428,367

Net income	-	498,941	5,040	-	503,981	144,397	648,378
Disposition of assets of foreign investment	-	-	-	610,732	610,732	-	610,732
Currency translation adjustments	-	-	-	(137,136)	(137,136)	-	(137,136)
Cash distributions	-	-	-	-	-	(334,573)	(334,573)
Balance, March 31, 2013 (unaudited)	362,656	$59,638,454	$(2,625,555)	$50,620	$57,063,519	$2,152,249	$59,215,768

ICON Leasing Fund Eleven, LLC

Financial Statements                                                                                                 (A Delaware Limited Liability Company)
Consolidated Statements of Cash Flows (unaudited)

	Three Months Ended March 31,
	2013	2012
Cash flows from operating activities:
Net income	$648,378	$299,736
Adjustments to reconcile net income to net cash provided by operating activities:
Finance income	(65,656)	(245,027)
Rental income paid directly to lenders by lessees	-	(1,530,000)
Loss (income) from investment in joint ventures	412	(155,867)
Depreciation	398,272	1,723,713
Impairment loss	-	697,715
Interest expense paid directly to lenders by lessees	-	161,627
Interest expense from amortization of debt financing costs	-	53,391
Gain on derivative financial instruments	(29,926)	(47,405)
Deferred tax benefit	(109,616)	(98,808)
Paid-in-kind interest income	(37,004)	-
Loss on disposition of assets of foreign investment	610,732	-
Changes in operating assets and liabilities:
Collection of finance leases	301,608	962,145
Other assets	88,295	(1,430,628)
Accrued expenses and other liabilities	414,140	1,231,062
Due to Manager and affiliates	1,372	147,393
Distributions from joint ventures	-	158,235
Net cash provided by operating activities	2,221,007	1,927,282
Cash flows from investing activities:
Investment in note receivable	(836,000)	-
Principal received on notes receivable	1,388,200	674,229
Proceeds from sales of leased equipment	5,107,083	-
Principal received on mortgage note receivable	16,970,813	-
Distributions received from joint ventures in excess of profits	-	11,532
Net cash provided by investing activities	22,630,096	685,761
Cash flows from financing activities:
Cash distributions to members	-	(3,663,191)
Distributions to noncontrolling interests	(334,573)	(334,572)
Net cash used in financing activities	(334,573)	(3,997,763)
Effects of exchange rates on cash and cash equivalents	(12,348)	13,784
Net increase (decrease) in cash and cash equivalents	24,504,182	(1,370,936)
Cash and cash equivalents, beginning of period	6,963,672	6,824,356
Cash and cash equivalents, end of period	$31,467,854	$5,453,420

Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on long-term debt paid directly to lenders by lessees	$-	$1,530,000

ICON Leasing Fund Eleven, LLC

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the section entitled Disposition During the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.

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